UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 10, 2009

(Date of earliest event reported)

EAGLE EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Colorado	0-9458	84-0804143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

93 Spyglass Drive, Littleton, Colorado	80123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-797-6816

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On April 1, 2009, the Registrant’s Board of Directors unanimously adopted a resolution to terminate the registration of its common stock under the Securities Exchange Act of 1934 which will result in the delisting of its common stock for quotations on the Over the Counter Bulletin Board (OTCBB). The Registrant expects to file a form with the Securities and Exchange Commission suspending its SEC reporting obligations effective May 10, 2009.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 10, 2009; stating that on April 1, 2009, the Registrant’s Board of Directors (“Directors”) unanimously adopted a resolution to terminate the registration of its common stock under the Securities Exchange Act of 1934 which will result in the delisting of its common stock for quotations on the Over the Counter Bulletin Board (OTCBB).

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2009

EAGLE EXPLORATION COMPANY (Registrant)

By:	/s/ Raymond N. Joeckel
Raymond N. Joeckel
President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 10, 2009